Income Taxes (Details)	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
Applicable tax rate, description	the applicable tax rate was 8.25% on the first HK $2,000,000 of assessable profits and 16.5% on any assessable profits above that threshold. The 8.25% tax rate can only be utilized by one entity in a controlled group. All other Hong Kong entities in the Group utilize the 16.5% tax rate.
Tax rate for Singapore entity	17.00%
Federal tax rate	21.00%